SUPPLEMENT DATED MARCH 1, 1996

                                      TO

                       PROSPECTUS DATED JANUARY 4, 1996

                                  OFFITBANK
                INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                       WITH FLEXIBLE PURCHASE PAYMENTS
                                  ISSUED BY
                           C.M. MULTI-ACCOUNT A AND
                         C.M. LIFE INSURANCE COMPANY


     As a result of the March 1, 1996 merger of Connecticut Mutual Life Insurance Company with Massachusetts Mutual Life Insurance Company ("MassMutual"), C.M. Life Insurance Company ("C.M. Life") has become a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The C.M. Multi-Account A ("Account A") remains unchanged by the merger; C.M. Life continues as the depositor for Account A.

     Beginning March 1, 1996, MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield MA 01144-1013, a wholly-owned subsidiary of MassMutual, is acting as co-underwriter and distributor of the Policies. MMLISI is registered with the Securities and Exchange Commission (the "Commission") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.